UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2004

O2DIESEL CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 000-32217

Washington	91-2023525
(State of incorporation)	(I.R.S. Employer Identification No.)

100 Commerce Drive, Suite 301
Newark, DE	19713
(Address of principal executive offices)	(Zip Code)

(302) 266-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into A Material Definitive Agreement

     On December 29, 2004, O2Diesel Corporation, a Washington corporation (“O2Diesel” or the “Company”), consummated a merger (the “Reincorporation Merger”) with and into its wholly owned subsidiary, O2Diesel Delaware Corporation, a Delaware corporation (“O2Diesel Delaware”) in order to reincorporate in the State of Delaware (the “Reincorporation”). The Reincorporation Merger was affected pursuant to an Agreement and Plan of Merger entered into between O2Diesel and O2Diesel Delaware on December 29, 2004. The Reincorporation was submitted to vote of, and approved by, O2Diesel’s shareholders at its annual meeting held on August 16, 2004. As a result of the Reincorporation, the legal domicile of the Company is now Delaware.

     As provided by the Agreement and Plan of Merger, each outstanding O2Diesel common share, par value $0.0001 per share (“Washington Common Stock”), was automatically converted into one O2Diesel Delaware common share, par value $0.0001 per share (“Delaware Common Stock”), at the time the Reincorporation Merger became effective. Each share certificate representing issued and outstanding Washington Common Stock continues to represent the same number of shares of Delaware Common Stock. In addition, each outstanding O2Diesel Series A 0% Convertible Preferred Stock, par value $0.0001 per share (“Washington Series A Stock”), was automatically converted into one O2Diesel Delaware Series A 0% Convertible Preferred Stock, par value $.0001 per share (“Delaware Series A Stock”), at the time the Reincorporation Merger became effective. Each share certificate representing issued and outstanding Washington Series A Stock continues to represent the same number of shares of Delaware Series A Stock. Each outstanding O2Diesel Series B 0% Convertible Preferred Stock, par value $0.0001 per share (“Washington Series B Stock”), was automatically converted into one O2Diesel Delaware Series B 0% Convertible Preferred Stock, par value $0.0001 per share (“Delaware Series B Stock”), at the time the Reincorporation Merger became effective. Each share certificate representing issued and outstanding Washington Series B Stock continues to represent the same number of shares of Delaware Series B Stock. In addition, as a result of the Reincorporation Merger, each outstanding option to acquire shares of Washington Common Stock converted into an option to acquire an equal number of shares of Delaware Common Stock, under the same terms and conditions as the original option and such options shall no longer represent the right to acquire shares of Washington Common Stock. All of the Company’s employee benefit plans, including the O2Diesel Corporation 2004 Stock Incentive Plan (the “2004 Plan”), have been assumed and continued by the surviving corporation, and shares of Delaware Common Stock will be authorized to be issued under the 2004 Plan equal to the number of shares of Washington Common Stock authorized to be issued under the 2004 Plan immediately prior to the Reincorporation Merger.

     Pursuant to the Agreement and Plan of Merger, the directors and officers of O2Diesel in office immediately prior to the Reincorporation Merger continue to serve as the directors and officers of the surviving corporation. None of the Company’s subsidiaries changed their respective states or jurisdictions of incorporation in connection with the Reincorporation Merger. The Company’s common stock continues to be listed on the American Stock Exchange under the symbol “OTD.” A copy of the form of Agreement and Plan of Merger is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

ITEM 3 — SECURITIES AND TRADING MARKETS

Item 3.03. Material Modification to Rights of Security holders.

     Prior to the Reincorporation, the Company’s corporate affairs were governed by the corporate law of Washington, and its Articles of Incorporation and Bylaws (the “Washington Charter and Bylaws”), each of which were adopted under Washington law. Pursuant to the Agreement and Plan of Merger described above, and as a result of the consummation of the Reincorporation Merger, the Certificate of Incorporation and the Bylaws of O2Diesel Delaware in effect immediately prior to the consummation of the Reincorporation Merger (the “Delaware Charter and Bylaws”) became the Certificate of Incorporation and Bylaws of the surviving corporation. Accordingly, the constituent instruments defining the rights of holders of the Company’s common stock will now be the Delaware Charter and Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference. Additionally, as a result of the Reincorporation Merger, Delaware corporate law will generally be applicable in the determination of the rights of stockholders of the Company under state corporate laws.

     A description of the general effects of the replacement of the Washington Charter and Bylaws with the Delaware Charter and Bylaws and the applicability of Delaware corporate law rather than Washington corporate law in the determination of the rights of stockholders of the Company, has previously been reported by the Company in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 7, 2004 (the “Proxy Statement”). We hereby incorporate into this Form 8-K by reference in their entirety and refer you to the following Sections of the Proxy Statement: Proposal 3 — Proposal to Change Our State of Incorporation from Washington to Delaware (pp. 9-11); Amendment to Our Articles of Incorporation and O2Diesel Delaware’s Certificate of Incorporation (p. 11); Anti-Takeover Protections (pp.11-12); Mergers, Acquisitions and Other Transactions (pp. 12-13); Shareholder Action Without a Meeting (p. 13); Class Voting (p. 13); Transactions with Officers and Directors (pp. 13-14); Appraisal or Dissenters’ Rights (p. 14); Limitation of Liability for Directors (p. 14); Indemnification of Directors and Officers (pp. 14-15); Cumulative Voting for Directors (p. 15); Removal of Directors (p. 15); Preemptive Rights (p. 16); Dividend Sources (p. 16); Duration of Proxies (p. 16); and Other Differences in Charter Documents (p. 16).

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, between O2Diesel Delaware Corporation., a Delaware corporation, and O2Diesel Corporation, a Washington corporation, dated as of December 29, 2004.
3.1	Certificate of Incorporation of the Registrant.
3.2	Bylaws of the Registrant.

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O2DIESEL CORPORATION
	By:	/s/ Alan R. Rae Alan R. Rae President and Chief Executive Officer
Date: January 5, 2005